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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                         DATE OF REPORT: APRIL 30, 2002
                        (DATE OF EARLIEST EVENT REPORTED)



                            VASCULAR SOLUTIONS, INC.
             (Exact name of registrant as specified in its charter)


                         Commission File Number: 0-27605
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              MINNESOTA                                41-1859679
     (State of Incorporation)              (IRS Employer Identification No.)

                             2495 XENIUM LANE NORTH
                          MINNEAPOLIS, MINNESOTA 55441
                    (Address of Principal Executive Offices)

                                 (763) 656-4300
              (Registrant's telephone number, including area code)



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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

On April 30, 2002, Vascular Solutions issued a press release announcing the acquisition of assets related to the Acolysis system from Angiosonics. A copy of the press release is included herein as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

Exhibit 99.1 Press Release, dated April 30, 2002 announcing the acquisition of assets related to the Acolysis system from Angiosonics

Exhibit 99.2 Purchase Agreement dated April 30, 2002 by and between Vascular Solutions and Angiosonics



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        VASCULAR SOLUTIONS, INC.


Date: April 30, 2002                    By:  /s/ James Butala
                                             -----------------------------------
                                             James Butala
                                             CHIEF FINANCIAL OFFICER